Exhibit 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholder of Inter-Ocean Holdings Ltd.
We have audited the accompanying consolidated balance sheet of Inter-Ocean Holdings Ltd. and subsidiaries (the “Company”) as of December 31, 2006, and the related consolidated statements of loss, comprehensive income, shareholders’ equity and cash flows for the year ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Inter-Ocean Holdings Ltd. and subsidiaries as of December 31, 2006 and the results of their operations and their cash flows for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche
Hamilton, Bermuda
May 11, 2007

INTER-OCEAN HOLDINGS LTD.
CONSOLIDATED BALANCE SHEET
as of December 31, 2006
(expressed in thousands of U.S. dollars, except share data and per share data)

ASSETS
Short-term investments and fixed maturities, available for sale, at fair value (amortized cost: $50,187)	$50,139
Short-term investments and fixed maturities, trading securities, at fair value (amortized cost: $340,362)	343,259

Total investments	393,398
Cash and cash equivalents	21,286
Restricted cash and cash equivalents	24,227
Accrued interest receivable	4,668
Accounts receivable	614
Insurance and reinsurance balances receivable	218,142
Funds withheld by reinsureds	40,512

TOTAL ASSETS	$702,847

LIABILITIES
Insurance and reinsurance balances payable	$179,782
Losses and loss adjustment expenses	452,366
Accounts payable and accrued liabilities	248

TOTAL LIABILITIES	632,396

SHAREHOLDERS’ EQUITY
Share capital
Authorized issued and fully paid, par value $1 each (Authorized: 48,000) Ordinary shares (Issued: 13,200)	13
Additional paid-in capital	31,814
Accumulated other comprehensive (loss)	(48)
Retained earnings	38,672

TOTAL SHAREHOLDERS’ EQUITY	70,451

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$702,847

See accompanying notes to the consolidated financial statements

INTER-OCEAN HOLDINGS LTD.
CONSOLIDATED STATEMENT OF LOSS
for the year ended December 31, 2006
(expressed in thousands of U.S. dollars except per share data)

INCOME
Consulting fees	$324
Net investment income	26,169
Net realized investment gains	16

26,509

EXPENSES
Salaries and benefits	800
General and administrative expenses	3,875
Interest expense	23,016
Net foreign exchange (loss)	(9)

27,682

NET LOSS	$(1,173)

PER SHARE DATA:
Loss per share — basic and diluted	$0.89

Weighted average shares outstanding — basic and diluted	13,200
See accompanying notes to the consolidated financial statements

INTER-OCEAN HOLDINGS LTD.
CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
for the year ended December 31, 2006
(expressed in thousands of U.S. dollars)

NET LOSS	$(1,173)

Other comprehensive income:
Unrealized holding gains on investments arising during the period	139
Reclassification adjustment for net realized gains included in net loss	(16)

Other comprehensive income:	123

COMPREHENSIVE LOSS	$(1,050)

See accompanying notes to the consolidated financial statements

INTER-OCEAN HOLDINGS LTD.
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
for the year ended December 31, 2006
(expressed in thousands of U.S. dollars)

Share Capital
Balance, beginning and end of period	$13

Additional Paid-in Capital
Balance, beginning and end of period	$31,814

Accumulated other comprehensive income (Unrealized losses on available-for-sale securities)
Balance, beginning of period	$(171)
Other comprehensive income	123

Balance, end of period	$(48)

Retained earnings
Balance, beginning of period	$39,845
Net loss	(1,173)

Balance, end of period	$38,672

See accompanying notes to the consolidated financial statements

INTER-OCEAN HOLDINGS LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
for the year ended December 31, 2006
(expressed in thousands of U.S. dollars)

OPERATING ACTIVITIES:
Net loss	$(1,173)
Adjustments to reconcile net loss to cash flows provided by operating activities:
Amortization of bond premiums or discounts	(297)
Net realized investment gains on available-for-sale securities	(16)
Gain of sale of fixed assets	(50)

Changes in assets and liabilities:
Purchases of trading securities	(134,071)
Sales and maturities of trading securities	159,015
Accrued interest receivable	(362)
Accounts receivable	598
Insurance and reinsurance balances receivable	(42,754)
Funds withheld by reinsureds	(2,862)
Insurance and reinsurance balances payable	(14,612)
Loss and loss adjustment expenses	44,949
Account payable and accrued liabilities	(1,036)

Net cash flows provided by operating activities	7,329

INVESTING ACTIVITIES:
Purchase of available-for-sale securities	(219,337)
Maturities of available-for-sale securities	168,307
Sales of available-for-sale securities	69,696
Movement in restricted cash and cash equivalents	(7,726)
Sales of fixed assets	192

Net cash flows provided by investing activities	11,132

NET INCREASE IN CASH AND CASH EQUIVALENTS	18,461

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,825

CASH AND CASH EQUIVALENTS, END OF YEAR	$21,286

Supplemental Cash Flow Information

Income taxes paid	$1

See accompanying notes to the consolidated financial statements

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006
(expressed in thousands of U.S. dollars)
1.	DESCRIPTION OF BUSINESS
On February 23, 2007, Inter-Ocean Holdings Ltd. (“Inter-Ocean” or “the company”) was acquired by Oceania Holdings Ltd. (“Oceania”), a wholly-owned subsidiary of Enstar Group Limited.
Inter-Ocean was incorporated in Bermuda on May 31, 1990.
Inter-Ocean’s wholly-owned subsidiaries are Inter-Ocean Reinsurance Company Ltd. (“Inter-Ocean Re”), Inter-Ocean Reinsurance (Ireland) Ltd. (“Inter-Ocean (Ireland)”), Inter-Ocean Credit Products Ltd. (“Inter-Ocean Credit”) and Inter-Ocean Services Ltd. (“Inter-Ocean Services”).
In April 2005, the Board of Directors made the decision that the group would voluntarily cease underwriting new business.
Inter-Ocean Re was incorporated in May 1990 under the laws of Bermuda and is registered as a Class 3 insurer under The Insurance Act 1978 and related regulations. Inter-Ocean Re provided coverage of property and casualty risks on a finite risk basis.
Inter-Ocean (Ireland) is domiciled in Ireland and was incorporated in June 2000 as a reinsurance company to provide reinsurance of property and casualty risks on a finite risk basis.
Inter-Ocean Credit is domiciled in Bermuda and was incorporated in June 2001 to enter into non-insurance financial transactions.
Inter-Ocean’s policy was to arrange for the full reinsurance of the insurance risks which it underwrites in excess of net premium funds received. As a consequence, Inter-Ocean retains no net insurance risk in respect of business underwritten but instead retains a fee or margin relating to each contract assumed and, in certain cases, earns a profit commission on the results of business ceded. However, the company continues to be liable to its insureds and reinsureds should its reinsurers fail to meet their obligations.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
2.	SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of Inter-Ocean’s consolidated financial statements necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date, as well as the reported amounts of income and expenses during the fiscal period. Actual results could differ from those estimates.
Basis of Consolidation — The consolidated financial statements include the accounts of Inter-Ocean and its wholly-owned subsidiaries, Inter-Ocean Re, Inter-Ocean (Ireland), Inter-Ocean Credit and Inter-Ocean Services. All significant intercompany transactions have been eliminated.
Cash and cash equivalents — Cash equivalents comprise term deposits and short-term liquid marketable securities having a maturity of less than three months when acquired by the company.
Investments — The company’s marketable securities comprise debt securities other than debt securities with a maturity of less than three months when acquired. Under the terms of certain of the company’s reinsurance contracts the investment return on a portion of the portfolio is credited to the benefit of retrocessionaires. Pursuant to Derivative Implementation Guidance issue B-36 (“DIG B36”), this portion of the portfolio is classified as trading securities and the remainder of the portfolio is classified as available-for-sale securities. The net unrealized appreciation on available-for-sale securities, comprising unrealized gains and losses, represents the aggregate difference between the amortized cost of securities and the quoted market value of those securities at the period end. Net unrealized appreciation or depreciation is included within accumulated other comprehensive income, a separate component of shareholders’ equity. Securities classified as trading are stated at fair value with gains and losses included in net realized investment gains. Net realized gains and losses, measured as the difference between the amount for which the securities are disposed and their amortized cost are included as a component of income.
The premium or discount arising from the purchase of marketable debt securities (including zero coupon bonds) held by the company, determined at the time of purchase, is amortized to maturity and the carrying value of such securities is adjusted monthly by the amount of the amortization.
Investments classified as available-for-sale are reviewed on a regular basis to determine if they have sustained an impairment of value that is considered to be other than temporary. There are several factors that are considered in the assessment of an investment, which include (i) the time period during which there has been a significant decline below cost, (ii) the extent of the decline below cost, (iii) the company’s intent and ability to hold the security, (iv) the potential for the security to recover in value, (v) an analysis of the financial condition of the issuer and (vi) an analysis of the collateral structure and credit support of the security, if applicable. The identification of potentially impaired investments involves significant management judgment. Any unrealized depreciation in value considered by management to be other than temporary is recognized in net earnings in the period that it is determined. Investment purchases and sales are recorded on a trade-date basis.
Insurance and reinsurance transactions — For all insurance and reinsurance agreements, as no net insurance risk is retained by the company, the company records the net fee or margin earned as a result of the transactions in the consolidated statement of loss over the period of gross insurance exposure.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
The insurance and reinsurance assets and liabilities relating to each of its direct, assumed and ceded agreements are recorded separately at their gross amounts in the consolidated balance sheet.
Under certain agreements, the company pays an investment return to retrocessionaires based upon the investment return earned by the Company on a portion of its investment portfolio. In these arrangements, gross investment returns are typically reflected in net investment income with a corresponding increase or decrease (net of a spread) being recorded as interest expense in the company’s Consolidated Statement of Loss. In such cases, an embedded derivative exists under Statement of Financial Accounting Standards (SFAS) 133 Derivatives Implementation Group (DIG) Issue No. B36. The fair value of these derivatives is recorded by the Company as an increase or decrease to the insurance and reinsurance receivable balance.
Deposit Assets and Liabilities — In the normal course of its operations, the Company enters into certain contracts that do not meet the risk transfer provisions of SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts”. These contracts are accounted for using the deposit accounting method in accordance with Statement of Position 98-7 “Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Risk”.
Losses and loss adjustment expenses — The liability for losses and loss adjustment expenses includes an amount determined from loss reports and individual cases and an amount, based on historical loss experience and industry statistics, for losses incurred but not reported. These estimates are continually reviewed and are necessarily subject to the impact of future changes in such factors as claim severity and frequency. While company’s management believes that the amount is adequate, the ultimate liability may be significantly in excess of, or less than, the amounts provided. Adjustments will be reflected as part of net increase or reduction in loss and loss adjustment expense liabilities in the periods in which they become known.
The company’s insurance and reinsurance subsidiaries establish provisions for loss adjustment expenses relating to run-off costs for the estimated duration of the run-off. These provisions are assessed at each reporting date and provisions relating to future periods adjusted to reflect any changes in estimates of the periodic run-off costs or the duration of the run-off.
Profit commission — Certain of the company’s contracts accrue profit commissions representing estimated amounts that may be receivable from retrocedents based on the experience fund and commutation provisions of the agreements as at the consolidated balance sheet date. Any adjustments which may arise based on revisions to the profit commission are reflected in the consolidated financial statements in the period in which revisions and interest expense are made. Amounts recorded as profit commission are included in insurance and reinsurance fee income.
Investment income — Investment income and interest expense are recognized when earned and are stated net of amortization. Under the terms of certain of Inter-Ocean’s reinsurance contracts an investment return is credited to the benefit of retrocessionaires on loss and loss adjustment expense liabilities and insurance balances payable.
Foreign currency translation — Assets and liabilities denominated in foreign currencies are translated at the rates of exchange prevailing at the period end. Income and expense amounts are translated at the rates of exchange prevailing at the time of the various transactions. Gains and losses arising from translation are included in income.
New Accounting Pronouncements — In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 will be effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions upon initial adoption of the Interpretation. The cumulative effect of applying the provisions of this Interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year. The company is currently evaluating the potential impact of FIN 48 on its financial statements when adopted.
In September 2006, the FASB issued FAS 157, Fair Value Measurement. This Statement provides guidance for using fair value to measure assets and liabilities. Under this standard, the definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). FAS 157 clarifies that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets and the lowest priority to unobservable data. Further, FAS 157 requires tabular disclosures of the fair value measurements by level within the fair value hierarchy. FAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year. The company is currently evaluating the potential impact of FAS 157 on its financial statements when adopted.
In February 2007, the FASB issued FAS No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. The fair value option established will permit all entities to choose to measure eligible items at fair value at a specified election dates. An entity shall record unrealized gains and losses on items for which the fair value option has been elected through net income in the statement of operations at each subsequent reporting date. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The company is currently evaluating the potential impact of FAS 159 on its financial statements when adopted.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
3.	RESTRICTED CASH AND CASH EQUIVALENTS
Cash and cash equivalents in the amount of $24,227 is restricted at December 31, 2006 to meet obligations to ceding insurers and reinsurers.
4.	INVESTMENTS
Available-for-sale Securities
The amortized cost and quoted market values of investments in available-for-sale securities are as follows:

		Gross	Gross	Quoted
	Amortized	unrealized	unrealized	market
	cost	gains	losses	value

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$7,314	$—	$(47)	$7,267
Corporate securities	9,617	7	(15)	9,609
Mortgage/asset-backed securities	6,602	7	—	6,609

Total	$23,533	$14	$(62)	$23,485
Short-term Securities	26,654	—	—	26,654

Total	$50,187	$14	$(62)	$50,139

As of December 31, 2006 none of these securities were considered to be other than temporarily impaired. Management has the intent and ability to hold these securities until recovery of the unrealized loss. The unrealized losses from these securities were not a result of credit, collateral or structural issues.
Proceeds from sales of available-for-sale securities during 2006 were $69,696. Gross realized gains of $140 and gross realized losses of $124 were realized on those sales in the period.
The amortized cost and estimated fair value as at December 31, 2006 of debt securities, classified as available-for-sale by contractual maturity are shown below. Expected maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)

		Quoted
	Amortized	market
Available-for-sale Securities	cost	value

Due in one year or less	$34,045	$34,029
Due after one year through five years	7,162	7,139
Due after five years through ten years	1,260	1,242
Due after ten years	1,117	1,120

	43,585	43,530

Mortgage/asset-backed securities/other investments	6,602	6,609

	$50,187	$50,139

Trading Securities
The amortized cost and estimated fair value as at December 31, 2006 of debt securities classified as trading was as follows:

		Quoted
	Amortized	market
	cost	value

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$191,084	$188,861
Corporate securities	142,473	147,559
Mortgage/asset-backed securities	6,805	6,839

Total	$340,362	$343,259

5.	INSURANCE AND REINSURANCE BALANCES RECEIVABLE AND FUNDS WITHHELD BY REINSUREDS
Insurance and reinsurance balances receivable represent amounts due from insureds, reinsureds and reinsurers. The total balance of $218,142 comprises the following:

Paid losses recoverable	$9,766
Outstanding loss reserves recoverable	16,997
Incurred but not reported recoverable	191,379

$218,142

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
Failure of insureds and reinsureds or reinsurers to pay amounts due under insurance and reinsurance contracts could result in losses to the company. The company evaluates the financial condition of its clients and reinsurers and monitors the concentration of credit risk arising from geographic regions, business practices or economic characteristics of such companies to minimize its exposure to significant loss. As at December 31, 2006 allowances were not considered necessary.
Insurance and reinsurance balances receivable include $217,432, representing 95% of total reinsurance balances recoverable, associated with a single A.M Best A rated reinsurer. The funds withheld of $40,512 are due from one ceding company.
6.	LOSSES AND LOSS ADJUSTMENT EXPENSES
The total balance of $452,366 comprises the following:

Outstanding loss reserves	$ 40,519
Incurred but not reported loss reserves	411,847

$452,366

Activity in the liability for unpaid loss and loss adjustment expenses is summarized as follows:

Balance as at December 1, 2005	$480,178
Less reinsurance recoverables	(220,936)

Net balance as at December 1, 2005	259,242
Incurred related to prior years	—
Net investment income	22,810
Run off provision	2,315
Paid related to prior years	(40,377)

Net balance as at December 31, 2006	243,990
Plus reinsurance recoverables	208,376

Balance as at December 31, 2006	$452,366

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
7.	STATUTORY REQUIREMENTS

The company’s insurance and reinsurance operations are subject to insurance laws and regulations in Bermuda and Ireland. Statutory capital and surplus as reported to the relevant regulatory authorities for the insurance and reinsurance subsidiaries of the company as of December 31, 2006 was as follows:

		Inter-Ocean
	Inter-Ocean Re	(Ireland)
Required statutory capital and surplus	$ 1,250	$3,000
Actual statutory capital and surplus	68,341	3,632
Statutory income	(1,396)	573
Maximum available for dividends	67,091	632
Distributions from Inter-Ocean Re cannot be made without prior approval of the Bermuda Monetary Authority.

Inter-Ocean and Inter-Ocean Re have provided guarantees to Inter-Ocean (Ireland) such that they will maintain minimum capital and surplus levels to Inter-Ocean (Ireland) as required by the Irish regulatory authorities.

8.	RELATED PARTY TRANSACTIONS

The company has entered into insurance and reinsurance agreements with unrelated parties, as well as with shareholders of Inter-Ocean. The company has ceded certain risks to shareholders of Inter-Ocean. In addition, the company has entered into various investment management agreements with companies that are related to this same shareholder.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
The consolidated financial statements, include the following amounts which are attributable to related party transactions and balances:

Investment management fees	$44
Insurance and reinsurance balances receivable	217,432
Accounts receivable and prepaid expenses	573
Insurance and reinsurance balances payable	31,412
9.	COMMITMENTS AND SECURITY ARRANGEMENTS

At December 31, 2006 the company had established letters of credit with various banks providing aggregate letter of credit capacity of $117,000. Letters of credit issued under these facilities are collateralized by pledged cash and cash equivalents and marketable securities of the company, and by assignment of various amounts due to the company under certain retrocessional contracts. At December 31, 2006, letters of credit under these facilities totaling approximately $87,000 were outstanding.

In accordance with certain assumed reinsurance agreements, the company is required to deposit funds into trust to secure its obligations in respect of losses payable and outstanding and the unexpired portion of premiums assumed. Under the terms of the trust agreements, the company is entitled to receive the income derived from funds deposited into trust. At December 31, 2006, cash and marketable securities with a quoted market value of $299,867 were pledged under these trust agreements.

On February 22, 2007 Oceania entered into a term facility agreement for $26,825 with a London-based bank, which contains various financial and business covenants, including limitations on liens on the stock of restricted subsidiaries, restrictions as to the disposition of the stock of restricted subsidiaries and limitations on mergers and consolidations.

10.	TAXATION
a)	Bermuda

The company has received an undertaking from the Bermuda government exempting it from all local income, withholding and capital gains taxes until March 28, 2016. At present time no such taxes are levied in Bermuda.
b)	Ireland

Inter-Ocean (Ireland) is subject to corporation tax at a rate of 12.5% of net income. Due to losses carried forward in 2005 there is no tax liability for 2006.

INTER-OCEAN HOLDINGS LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
December 31, 2006
(expressed in thousands of U.S. dollars)
11.	CONTINGENT LIABILITY

A number of the company’s shareholders have received subpoenas and other informational requests from U.S. governmental authorities seeking information regarding finite reinsurance transactions and related matters. The company has not received a subpoena. The company retained outside counsel in late 2004 to review and advise on the policies and practices of the company’s finite reinsurance operations. To date, neither the company nor outside counsel has discovered any evidence of wrongdoing on the part of the company.